Prospectus Supplement
                                               Filed pursuant to Rule 424(b)(3)
(To Prospectus Dated December 13, 2000)
                                                     Registration No. 333-48928

                             ANALOG DEVICES, INC.
                           -------------------------
                       1,200,000,000 PRINCIPAL AMOUNT OF
                     4.75% CONVERTIBLE SUBORDINATED NOTES
                                   DUE 2005
                           -------------------------
                       9,246,720 Shares of Common Stock
                         $0.16 2/3 par value per share

   The information in this prospectus supplement concerning the selling securityholders supplements the statements set forth under the caption "Selling Securityholders" in the prospectus. Capitalized items used and not defined in this prospectus supplement shall have the meanings given to them in the prospectus. The information set forth under the caption "Selling
Securityholders" in the prospectus is supplemented as follows:

                            SELLING SECURITYHOLDERS

   We originally sold the notes on October 2, 2000 to Goldman, Sachs & Co., SG Cowen Securities Corporation and Salomon Smith Barney Inc. The initial purchasers of the notes have advised us that the notes were resold in transactions exempt from the registration requirements of the Securities Act to "qualified institutional buyers", as defined in Rule 144A of the Securities Act. These subsequent purchasers, or their transferees, pledgees, donees or successors, may from time to time offer and sell any or all of the notes and/or shares of the common stock issuable upon conversion of the notes pursuant to this prospectus.

   The notes and the shares of common stock issuable upon conversion of the notes have been registered in accordance with the registration rights agreement. Pursuant to the registration rights agreement, we are required to file a registration statement with regard to the notes and the shares of our common stock issuable upon conversion of the notes and to keep the registration statement effective until the earlier of:

    (1)the sale of all the securities registered under the registration rights agreement;

    (2)the expiration of the holding period applicable to these securities under Rule 144(k) under the Securities Act with respect to persons who are not our affiliates; and

    (3)two years from the date the registration statement is declared effective.

   The selling securityholders may choose to sell notes and/or the shares of common stock issuable upon conversion of the notes from time to time. See "Plan of Distribution".

   The following table sets forth:

    (1)the name of each selling securityholder who has provided us with notice as of the date of this prospectus supplement pursuant to the registration rights agreement of their intent to sell or otherwise dispose of notes and/or shares of common stock issuable upon conversion of the notes pursuant to the registration statement,

    (2)the principal amount of notes and the number of shares of our common stock issuable upon conversion of the notes which they may sell from time to time pursuant to the registration statement, and

    (3)the amount of outstanding notes and our common stock beneficially owned by the selling securityholder prior to the offering, assuming no conversion of the notes.

   To our knowledge, no selling securityholder nor any of its affiliates has held any position or office with, been employed by or otherwise has had any material relationship with us or our affiliates during the three years prior to the date of this prospectus.

   A selling securityholder may offer all or some portion of the notes and shares of the common stock issuable upon conversion of the notes. Accordingly, no estimate can be given as to the amount or percentage of notes or our common stock that will be held by the selling securityholders upon termination of sales pursuant to this prospectus. In addition, the selling securityholders identified below may have sold, transferred or disposed of all or a portion of their notes since the date on which they provided the information regarding their holdings in transactions exempt from the registration requirements of the Securities Act.

   The information contained under the column heading "Shares That May be Sold" assumes conversion of the full amount of the notes held by the holder at the initial rate of 7.7056 shares of common stock per each $1,000 principal amount of notes.



                                                                              Shares Of   Shares
                                                    Amount Of     Amount Of  Common Stock  That
                                                   Notes Owned   Notes That  Owned Before May Be
                      Name                       Before Offering May Be Sold   Offering    Sold
                      ----                       --------------- ----------- ------------ -------
ABN AMRO Incorporated...........................   $ 5,500,000   $ 5,500,000         0     42,380
AIG/National Union Fire Insurance...............     1,030,000     1,030,000         0      7,936
Allstate Insurance Company(1)...................     5,100,000     5,100,000   276,100(2)  39,298
Allstate Life Insurance Company(1)..............    11,600,000    11,600,000   276,100(2)  89,384
Aloha Airlines Non-Pilots Pension Trust.........       135,000       135,000         0      1,040
Aloha Pilots Retirement Trust...................        75,000        75,000         0        577
Alpha US Sub Fund VIII, LLC.....................     1,200,000     1,200,000         0      9,246
Amaranth Securities L.L.C.......................    11,500,000    11,500,000         0     88,614
American Century Equity Income Fund.............     3,200,000     3,200,000         0     24,657
American Fidelity Assurance Company.............       125,000       125,000         0        963
American Stores Company.........................       250,000       250,000         0      1,926
Amerisure Companies/Michigan Mutual Insurance
  Company.......................................       375,000       375,000         0      2,889
Annuity Board of the Southern Baptist Convention       250,000       250,000         0      1,926
Arbitex Master Fund, L.P........................    14,000,000    14,000,000         0    107,878
Argent Classic Convertible Arbitrage Fund
 (Bermuda) L.P..................................    38,000,000    38,000,000         0    292,812
Argent Classic Convertible Arbitrage Fund L.P...    20,000,000    20,000,000         0    154,112
Argent Convertible Arbitrage Fund Ltd...........     8,000,000     8,000,000         0     61,644
Arkansas PERS...................................     2,950,000     2,950,000         0     22,731
Arlington County Employees' Supplemental
 Retirement System..............................       125,000       125,000         0        963
Arpeggio Fund, LP...............................     3,800,000     3,800,000         0     29,281
Associated Electric & Gas Services Limited......     1,500,000     1,500,000         0     11,558
BBT Fund, L.P...................................    15,000,000    15,000,000         0    115,584
BNP Paribas London..............................    12,000,000    12,000,000         0     92,467
BTES Convertible................................     1,500,000     1,500,000         0     11,558
BTOP Growth US Value............................     4,000,000     4,000,000         0     30,822
Banc of America Securities LLC..................       750,000       750,000         0      5,779
Bancroft Convertible Fund, Inc..................     1,000,000     1,000,000         0      7,705
Bankers Life Insurance Company of New York......       145,000       145,000         0      1,117
Bankers Trust Company as Trustee for
 DaimlerChrysler Corp. EMP #1 Pension Plan DTD
 4/1/89.........................................     9,030,000     9,030,000         0     69,581
Bay County PERS.................................       235,000       235,000         0      1,810
Bear, Stearns & Co., Inc........................    20,000,000    20,000,000         0    154,112




                                                                                   Shares Of
                                                      Amount Of        Amount Of  Common Stock  Shares
                                                     Notes Owned      Notes That  Owned Before That May
                      Name                         Before Offering    May Be Sold   Offering   Be Sold
                      ----                         ---------------    ----------- ------------ --------
Black Diamond Offshore, Ltd.......................       3,272,000      3,272,000      0        25,212
Blue Cross Blue Shield of Florida.................       1,500,000      1,500,000      0        11,558
Boston Medical Center.............................         100,000        100,000      0           770
C & H Sugar Company, Inc..........................         200,000        200,000      0         1,541
California State Automobile Association Inter-
 Insurance........................................       1,400,000      1,400,000      0        10,787
CALAMOS Convertible Technology Fund - CALAMOS
 Investment Trust.................................          50,000         50,000      0           385
CFFX, LLC.........................................       4,500,000(3)   2,000,000      0        15,411
CGU Life Insurance Company of America.............       1,500,000      1,500,000      0        11,558
CIBC World Markets International Arbitrage Corp...      30,000,000     30,000,000      0       231,168
CPA II............................................         350,000        350,000      0         2,696
CWA/ITU Negotiated Pension Plan...................         350,000        350,000      0         2,696
Caisse Des Depots Et Consignations Paris..........       3,000,000      3,000,000      0        23,116
CapitalCare, Inc..................................          40,000         40,000      0           308
CareFirst of Maryland, Inc........................         175,000        175,000      0         1,348
Chase Manhattan International.....................      22,500,000     22,500,000      0       173,376
Christiana Care Health Services...................         175,000        175,000      0         1,348
Christiana Care Health Services Retirement Trust..         125,000        125,000      0           963
Christiana Care Health Services Self Insurance
 Reserve Fund.....................................         175,000        175,000      0         1,348
City of Birmingham Retirement & Relief System.....       1,015,000      1,015,000      0         7,821
City of New Bedford Retirement System.............         100,000        100,000      0           770
City of Worcester Retirement System...............         150,000        150,000      0         1,155
Clinton Riverside Convertible Portfolio Limited...       4,000,000      4,000,000      0        30,822
Conseco Annuity Assurance Company-Multi-Bucket
 Annuity Convertible Bond Fund....................       6,500,000      6,500,000      0        50,086
Conseco Fund Group--Convertible Securities Fund...       1,500,000      1,500,000      0        11,558
Cornell University Endowment......................         400,000        400,000      0         3,082
Credit Suisse First Boston Corporation............      35,315,000     35,315,000      0       272,123
Curtiss-Wright Retirement Plan....................         100,000        100,000      0           770
D.E. Shaw Investments, L.P........................       2,200,000      2,200,000      0        16,952
D.E. Shaw Valence, L.P............................       8,800,000      8,800,000      0        67,809
Delaware PERS.....................................       2,655,000      2,655,000      0        20,458
Deephaven Domestic Convertible Trading Ltd........      30,000,000     30,000,000      0       231,168
Deutsche Bank Securities Inc......................     125,500,000    125,500,000      0       967,052
Double Black Diamond Offshore, LDC................      13,526,000     13,526,000      0       104,225
Dow Corning Retirement Plan.......................         400,000        400,000      0         3,082
El Paso County Retirement Plan....................         125,000        125,000      0           963
El Pomar Foundation...............................         250,000        250,000      0         1,926
Elf Aquitaine.....................................         325,000        325,000      0         2,504
Ellsworth Convertible Growth and Income Fund, Inc.       1,000,000      1,000,000      0         7,705
Engineers Joint Pension Fund......................         697,000        697,000      0         5,370
Ensign Peak Advisors..............................         425,000        425,000      0         3,274
Entergy Services, Inc.............................         125,000        125,000      0           963
Erie Indemnity Company............................       1,500,000      1,500,000      0        11,558
Erie Insurance Exchange...........................       2,000,000      2,000,000      0        15,411
F.R. Convertible Securities Fund..................         120,000        120,000      0           924
Fairfax County....................................         250,000        250,000      0         1,926



                                                                                          Shares Of   Shares
                                                                Amount Of     Amount Of  Common Stock  That
                                                               Notes Owned   Notes That  Owned Before   May
                           Name                              Before Offering May Be Sold   Offering   Be Sold
                           ----                              --------------- ----------- ------------ -------
Firemen's Annuity & Benefit Fund of Chicago.................      200,000       200,000       0         1,541
First Republic Bank.........................................      115,000       115,000       0           886
Forest Alternative Strategies Fund II LP ASM................      100,000       100,000       0           770
Forest Fulcrum Fund L.P.....................................    1,250,000     1,250,000       0         9,632
Forest Global Convertible Fund A-5..........................    5,400,000     5,400,000       0        41,610
Franklin and Marshall College...............................      600,000       600,000       0         4,623
FreeState Health Plan, Inc..................................       45,000        45,000       0           346
Gaia Offshore Master Fund Ltd...............................    5,000,000     5,000,000       0        38,528
Goldman, Sachs & Co.........................................   41,640,000(4) 31,640,000       0       243,805
Granville Capital Corporation...............................   77,315,000    77,315,000       0       595,758
Great-West Life & Annuity Insurance Company.................   10,000,000    10,000,000       0        77,056
Group Hospitalization and Medical Services, Inc.............      200,000       200,000       0         1,541
Gryphon Domestic III, LLC...................................   10,900,000    10,900,000       0        83,991
Hawaiian Airlines Pension Plan for Salaried Employees.......       15,000        15,000       0           115
Hawaiian Airlines Pilots Retirement Plan....................      120,000       120,000       0           924
Hawaiian Airlines Employees Pension Plan--IAM...............       60,000        60,000       0           462
Healthcare Underwriters Mutual Insurance Company............      800,000       800,000       0         6,164
Highbridge International LLC................................   36,500,000    36,500,000       0       281,254
IBM Pension Plan............................................    1,450,000     1,450,000       0        11,173
IBM Transition..............................................    1,450,000     1,450,000       0        11,173
ICI American Holdings Trust.................................    1,235,000     1,235,000       0         9,516
IL Annuity & Insurance Company..............................   61,000,000    61,000,000       0       470,041
Investcorp-SAM Fund Limited.................................   11,600,000    11,600,000       0        89,384
Island Holdings.............................................       60,000        60,000       0           462
Island Insurance Convertible Account........................      225,000       225,000       0         1,733
JC Penney Insurance Co. Group...............................    1,000,000     1,000,000       0         7,705
JMG Capital Partners, LP....................................   18,500,000    18,500,000       0       142,553
JMG Triton Offshore Fund, Ltd...............................    1,500,000     1,500,000       0        11,558
J.P. Morgan Securities, Inc.................................   30,219,000    30,219,000       0       232,855
Jefferies & Company, Inc....................................      800,000       800,000       0         6,164
Jersey (IMA) Ltd............................................    2,000,000     2,000,000       0        15,411
Julius Baer Securities, Inc.................................    1,370,000     1,370,000       0        10,556
KBC Financial Products, Inc.................................   11,000,000    11,000,000       0        84,761
Kerr-McGee Corporation......................................      925,000       925,000       0         7,127
Key Asset Management, Inc. as Agent for Gencorp Foundation..       60,000        60,000       0           462
Key Asset Management, Inc. as Agent for the Charitable
 Convertible Securities Fund................................    1,551,000     1,551,000       0        11,951
Key Asset Management, Inc. as Agent for the Charitable
 Income Fund................................................      265,000       265,000       0         2,041
Key Asset Management, Inc. as Agent for the EB Convertible
 Securities Fund............................................    1,650,000     1,650,000       0        12,714
Key Asset Management, Inc. as Agent for the Field
 Foundation of Illinois.....................................       75,000        75,000       0           577
Key Asset Management, Inc. as Agent for the Key Trust
 Convertible Securities Fund................................      300,000       300,000       0         2,311
Key Asset Management, Inc. as Agent for the Key Trust Fixed
 Income Fund................................................      415,000       415,000       0         3,197



                                                                                  Shares Of   Shares
                                                        Amount Of     Amount Of  Common Stock  That
                                                       Notes Owned   Notes That  Owned Before   May
                        Name                         Before Offering May Be Sold   Offering   Be Sold
                        ----                         --------------- ----------- ------------ -------
Key Asset Management, Inc. as Investment Manager
 for the California State Automobile Inter-Insurance      530,000       530,000          0      4,083
Key Asset Management, Inc. as Investment Manager
 for California State Automobile Retirement
 Pension............................................      110,000       110,000          0        847
Key Asset Management, Inc. as Investment Manager
 for the Health Foundation of Greater Cincinnati....      235,000       235,000          0      1,810
Key Asset Management, Inc. as Investment Manager
 for the Potlatch-First Trust Company of St. Paul...    1,050,000     1,050,000          0      8,090
LLT Limited.........................................      250,000       250,000          0      1,926
Lehman Brothers, Inc................................   28,552,000    28,552,000          0    220,010
Lemanik Sicav Convertible Bond......................      100,000       100,000          0        770
Libertyview Funds, LP...............................    6,000,000     6,000,000          0     46,233
Lipper Convertibles, L.P............................   12,867,000    12,867,000          0     99,147
Lipper Convertibles Series II, L.P..................    2,000,000     2,000,000          0     15,411
Lipper Offshore Convertibles, L.P...................    1,500,000     1,500,000          0     11,558
Loomis Sayles Bond Fund.............................    1,000,000     1,000,000          0      7,705
Lucent Technologies Master Pension Trust............      550,000       550,000          0      4,238
Lutheran Brotherhood................................    6,000,000     6,000,000     13,430     46,233
Lydian Overseas Partners Master Fund................   68,500,000    68,500,000          0    527,833
Lyxor Master Fund c/o Forest Investment
  Management, L.L.C.................................    2,000,000     2,000,000          0     15,411
MAG Mutual Insurance Company........................      300,000       300,000          0      2,311
MFS Total Return Fund...............................    1,160,000     1,160,000          0      8,938
Maine State Retirement System.......................      600,000       600,000          0      4,623
Man Convertible Bond Master Fund, Ltd...............    2,522,000     2,522,000          0     19,433
Maxim Corporate Bond Fund...........................      750,000       750,000          0      5,779
McMahan Securities Co. L.P..........................      162,000       162,000          0      1,248
Medical Liability Mutual Insurance Company..........   27,500,000    27,500,000     15,500    211,904
Merrill Lynch International Ltd.....................   10,000,000    10,000,000          0     77,056
Merrill Lynch Pierce Fenner & Smith, Inc............      300,000       300,000          0      2,311
MetLife Separate Account 235........................      500,000       500,000          0      3,852
Morgan Stanley & Co.................................   10,928,000    10,928,000          0     84,206
Morgan Stanley Dean Witter Convertible
 Securities Trust...................................    3,500,000     3,500,000          0     26,969
Museum of Fine Arts, Boston.........................       44,000        44,000          0        339
Nalco Chemical Company..............................      390,000       390,000          0      3,005
Nashville Electric Service..........................      250,000       250,000          0      1,926
NCMIC Insurance Company.............................      300,000       300,000      1,500      2,311
New York Life Insurance Company.....................    7,000,000     7,000,000          0     53,939
New York State Electric & Gas Corp. Retirement
  Benefit Plan......................................      550,000       550,000          0      4,238
Nicholas Applegate CBO I Limited....................    2,000,000     2,000,000          0     15,411
Nicholas Applegate Investment Grade Convertible.....       28,000        28,000          0        215
Nike, Inc. Profit Sharing Plan......................       50,000        50,000          0        385
NORCAL Mutual Insurance Company.....................      225,000       225,000          0      1,733
Northern Income Equity Fund.........................    2,000,000     2,000,000          0     15,411
Nstar (Boston Edison) Union Medical VEBA............      100,000       100,000          0        770
Nuclear Electric Insurance Ltd......................      775,000       775,000          0      5,971
OHIC Insurance Company..............................      600,000       600,000          0      4,623
Oppenheimer Convertible Securities Fund.............   12,000,000    12,000,000          0     92,467



                                                                                 Shares Of   Shares
                                                       Amount Of     Amount Of  Common Stock  That
                                                      Notes Owned   Notes That  Owned Before   May
                       Name                         Before Offering May Be Sold   Offering   Be Sold
                       ----                         --------------- ----------- ------------ -------
Oxford, Lord Abbett & Co...........................    2,200,000     2,200,000          0     16,952
Paloma Securities L.L.C............................    3,500,000     3,500,000     11,800     26,969
Parker-Hannifin Corporation........................       81,000        81,000          0        624
Pell Rudman Trust Company..........................    4,335,000     4,335,000    534,052     33,403
Penn Treaty Network America Insurance
 Company...........................................      730,000       730,000          0      5,625
Pension Reserves Investment Trust..................      800,000       800,000          0      6,164
Peoples Benefit Life Insurance Company (Teamsters
 Separate Account).................................    5,000,000     5,000,000          0     38,528
Physicians' Reciprocal Insurers Account #7.........    1,000,000     1,000,000          0      7,705
PIMCO Convertible Fund.............................    3,200,000     3,200,000          0     24,657
PRIM Board.........................................    4,500,000     4,500,000          0     34,675
Primerica Life Insurance Company...................    2,226,000     2,226,000          0     17,152
ProMutual..........................................      162,000       162,000          0      1,248
Putnam Asset Allocation Funds--Balanced
 Portfolio.........................................      332,000       332,000          0      2,558
Putnam Asset Allocation Funds--Conservative
 Portfolio.........................................      199,000       199,000          0      1,533
Putnam Convertible Opportunities and Income Trust..      109,000       109,000          0        839
Quattro Fund, LLC..................................    3,000,000     3,000,000          0     23,116
Queen's Health Plan................................       45,000        45,000          0        346
RET Pension Plan of the California State Automobile
 Association.......................................      400,000       400,000          0      3,082
Radian Guaranty, Inc...............................    1,300,000     1,300,000          0     10,017
Reliant Energy Retirement Plan.....................      150,000       150,000          0      1,155
Rhapsody Fund, LP..................................   13,000,000    13,000,000          0    100,172
Robertson Stephens.................................   14,800,000    14,800,000          0    114,042
Rohm & Haas Company Pension Fund...................      100,000       100,000          0        770
Royal Bank of Canada...............................   17,000,000    17,000,000    157,230    130,995
SG Cowen Securities Corp...........................   22,500,000    22,500,000          0    173,376
Salomon Brothers Asset Management, Inc.............    9,550,000     9,550,000          0     73,588
Salomon Smith Barney Inc...........................    2,000,000     2,000,000          0     15,411
South Dakota Retirement System.....................    6,000,000(5)  3,000,000     96,900     23,116
Southern Farm Bureau Life Insurance................    1,530,000     1,530,000          0     11,789
St. Albans Partners Ltd............................    5,000,000     5,000,000          0     38,528
St. Thomas Trading, Ltd............................    4,138,000     4,138,000          0     31,885
Starvest Combined Portfolio........................    1,260,000     1,260,000          0      9,709
Starvest Managed Portfolio.........................      140,000       140,000          0      1,078
State of Oregon/Equity.............................    7,450,000     7,450,000          0     57,406
State of Oregon/SAIF Corporation...................    5,350,000     5,350,000          0     41,224
State Street Bank as Custodian for GE Pension Trust    4,465,000     4,465,000          0     34,405
Sun America Style Select Series Equity Income......      450,000       450,000          0      3,467
Target Corporation.................................      350,000       350,000          0      2,696
Teachers Insurance and Annuity Association.........    9,000,000     9,000,000          0     69,350
Thomas Weisel Partners LLC.........................   24,275,000    24,275,000     94,200    187,053
Thrivent Financial for Lutherans (f/k/a Aid
 Association for Lutherans)........................    2,000,000     2,000,000          0     15,411
Tokai Asia Limited.................................    5,000,000     5,000,000          0     38,528
Toronto Dominion (New York), Inc...................   39,000,000    39,000,000          0    300,518
Transamerica Life Insurance and Annuity
 Company...........................................    7,000,000     7,000,000          0     53,939



                                                                              Shares Of    Shares
                                                    Amount Of     Amount Of  Common Stock   That
                                                   Notes Owned   Notes That  Owned Before    May
                      Name                       Before Offering May Be Sold   Offering    Be Sold
                      ----                       --------------- ----------- ------------  -------
The Travelers Indemnity Company.................    7,223,000     7,223,000           0     55,657
The Travelers Insurance Company--Life...........    3,772,000     3,772,000           0     29,065
The Travelers Insurance Company Separate
 Account TLAC...................................      428,000       428,000           0      3,297
The Travelers Life and Annuity Company..........      451,000       451,000           0      3,475
Travelers Series Convertible Bond Portfolio.....      600,000       600,000           0      4,623
Travelers Series Managed Assets Trust...........      300,000       300,000           0      2,311
UBFAM Arbitrage Fund Ltd........................    1,000,000     1,000,000           0      7,705
UBS AG, London Branch...........................   27,500,000    27,500,000           0    211,904
UBS Warburg LLC.................................      200,000       200,000           0      1,541
U.S. Olympic Foundation.........................      200,000       200,000           0      1,541
United Food and Commercial Workers Tri-State
  Pension Fund..................................      150,000       150,000           0      1,155
United Healthcare Insurance Company.............    2,000,000     2,000,000           0     15,411
University of Rochester.........................       41,000        41,000           0        315
The Virginia Insurance Reciprocal...............      500,000       500,000           0      3,852
Value Line Convertible Fund, Inc................    1,000,000     1,000,000           0      7,705
Van Kampen Harbor Fund..........................    8,100,000     8,100,000   5,003,250(6)  62,415
Victory Capital Management as Trustee for Parker
 Key/Convertible Fund...........................       81,000        81,000           0        624
WM Short Term Income Fund.......................    4,000,000     4,000,000           0     30,822
WM Variable Trust Short Term Income Fund........    1,500,000     1,500,000           0     11,558
The Whitaker Foundation.........................      150,000       150,000           0      1,155
White River Securities, L.L.C...................   20,000,000    20,000,000           0    154,112
Worldwide Transactions, Ltd.....................      702,000       702,000           0      5,409
Zeneca AG Products, Inc.........................      221,000       221,000           0      1,702
Zeneca Holdings Trust...........................      940,000       940,000           0      7,243
Zola Partners L.P...............................    1,500,000     1,500,000           0     11,558

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(1) Allstate Life Insurance Company is a subsidiary of Allstate Insurance
    Company.
(2) Includes 169,500 shares of common stock held by Allstate Insurance Company, 14,100 shares of common stock held by Allstate Life Insurance Company, and 92,500 shares of common stock held by affiliates of Allstate Insurance Company and Allstate Life Insurance Company.
(3) Includes $2,500,000 principal amount of registered notes that CFFX, LLC has purchased on the open market. These notes are not being offered by this prospectus.
(4) Includes $10,000,000 principal amount of registered notes that Goldman, Sachs & Co. has purchased on the open market. These notes are not being offered by this prospectus.
(5) Includes $3,000,000 principal amount of registered notes that South Dakota Retirement System has purchased on the open market. These notes are not being offered by this prospectus.
(6) All of these shares of common stock are held by entities affiliated with Van Kampen Harbor Fund.

         The date of this Prospectus Supplement is September 18, 2002.

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